                                                                     EXHIBIT 24




                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 1997.



                                                       /s/ROBERT H. ALLEN
                                                       -------------------------
                                                       Robert H. Allen


STATE OF Texas

COUNTY OF Harris


         I, Earlene L. Barbeau, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert H. Allen, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                       /s/EARLENE L. BARBEAU
                                                       ------------------------
                                                       Notary Public

My Commission Expires:

April 15, 2001

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of June, 1997.



                                                  /s/HOWARD H. BAKER, JR.
                                                  -----------------------------
                                                  Howard H. Baker, Jr.


STATE OF Tennessee

COUNTY OF Knox


         I, Betty B. Lowe, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Howard H. Baker, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                  /s/BETTY B. LOWE
                                                  -----------------------
                                                  Notary Public

My Commission Expires:

8-27-97

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 1997.





                                                    /s/PAUL S. WALSH
                                                    ---------------------------
                                                    Paul S. Walsh

STATE OF  Minnesota

COUNTY OF  Hennepin


         I, Eva L. Fix, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Paul S. Walsh, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                   /s/EVA L. FIX
                                                   -------------------------
                                                   Notary Public

My Commission Expires:

Oct. 5, 1998

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 1997.



                                                   /s/ROBERT L. COX
                                                   --------------------------
                                                   Robert L. Cox


STATE OF Tennessee

COUNTY OF Shelby


         I, Lillian W. Powers, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Robert L. Cox, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                   /s/LILLIAN W. POWERS
                                                   --------------------------
                                                   Notary Public

My Commission Expires:

Feb. 27, 2001

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 11th day of June, 1997.


                                                    /s/RALPH D. DENUNZIO
                                                    ---------------------------
                                                    Ralph D. DeNunzio


STATE OF NEW YORK

COUNTY OF NEW YORK


         I, Pauline E. Kalahele, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Ralph D. DeNunzio, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                     /s/PAULINE E. KALAHELE
                                                     --------------------------
                                                     Notary Public

My Commission Expires:

February 28, 1998

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, her true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of June, 1997.



                                              /s/JUDITH L. ESTRIN
                                              -----------------------------
                                              Judith L. Estrin


STATE OF CALIFORNIA

COUNTY OF SANTA CLARA


         On 6/19/97 before me, ShaRon Lewis, Notary Public, personally appeared Judith L. Estrin, who personally proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.


                                              WITNESS my hand and official seal.


                                              /s/SHARON LEWIS
                                              --------------------------------
                                              ShaRon Lewis, Notary Public

My Commission Expires:

Nov. 13, 1998

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 2nd day of June, 1997.



                                                  /s/PHILIP GREER
                                                  -----------------------------
                                                  Philip Greer


STATE OF New York

COUNTY OF New York


         I, Kathleen M. Rode, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Philip Greer, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                   /s/KATHLEEN M. RODE
                                                   ---------------------------
                                                   Notary Public

My Commission Expires:

5/31/98

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of June, 1997.



                                                 /s/J. R. HYDE, III
                                                 -------------------------
                                                 J. R. Hyde, III


STATE OF Tennessee

COUNTY OF Shelby


         I, Nancy C. Phillips, a Notary Public in and for said County, in the aforesaid State, do hereby certify that J. R. Hyde, III, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                 /s/NANCY C. PHILLIPS
                                                 ------------------------------
                                                 Notary Public

My Commission Expires:

Jan. 12, 2000

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 1997.



                                                    /s/CHARLES T. MANATT
                                                    ---------------------------
                                                    Charles T. Manatt


WASHINGTON

DISTRICT OF COLUMBIA



         I, Joseph Chulew, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Charles T. Manatt, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.


                                                    /s/JOSEPH CHULEW
                                                    ---------------------------
                                                    Notary Public

My Commission Expires:

3-31-00

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of June, 1997.



                                                 /s/GEORGE J. MITCHELL
                                                 ---------------------------
                                                 George J. Mitchell


WASHINGTON

DISTRICT OF COLUMBIA


         I, Ione M. Hartl, a Notary Public in and for said County, in the aforesaid State, do hereby certify that George J. Mitchell, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                 /s/IONE M. HARTL
                                                 ---------------------------
                                                 Notary Public

My Commission Expires:

8/14/00

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of June, 1997.



                                               /s/JACKSON W. SMART, JR.
                                               -----------------------------
                                               Jackson W. Smart, Jr.


STATE OF Illinois

COUNTY OF Cook


         I, Nicole Renea Roberts, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Jackson W. Smart, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                               /s/NICOLE RENEA ROBERTS
                                               ------------------------------
                                               Notary Public

My Commission Expires:

01/13/2001

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of June, 1997.



                                                 /s/JOSHUA I. SMITH
                                                 ----------------------------
                                                 Joshua I. Smith


STATE OF Maryland

COUNTY OF Prince George's


         I, Bertha A. Davis, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Joshua I. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                 /s/BERTHA A. DAVIS
                                                 --------------------------
                                                 Notary Public

My Commission Expires:

5-1-00

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, a Director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith, Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such Director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of June, 1997.



                                                  /s/PETER S. WILLMOTT
                                                  -----------------------------
                                                  Peter S. Willmott


STATE OF Illinois

COUNTY OF Cook


         I, Joan L. Noble, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Peter S. Willmott, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                  /s/JOAN L. NOBLE
                                                  -----------------------------
                                                  Notary Public

My Commission Expires:

3-5-99

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal financial officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of June, 1997.



                                                  /s/ALAN B. GRAF, JR.
                                                  -----------------------------
                                                  Alan B. Graf, Jr.


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Edna M. Kennon, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Alan B. Graf, Jr., personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                   /s/EDNA M. KENNON
                                                   ----------------------------
                                                   Notary Public

My Commission Expires:

9-14-99

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal executive officer and a director of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Alan B. Graf, Jr. and Michael W. Hillard, and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer and director, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 6th day of June, 1997.



                                                   /s/FREDERICK W. SMITH
                                                   ----------------------------
                                                   Frederick W. Smith


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, June Y. Fitzgerald, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Frederick W. Smith, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                   /s/JUNE Y. FITZGERALD
                                                   ----------------------------
                                                   Notary Public

My Commission Expires:

Jan. 26, 1999

                                POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS:

         That the undersigned, the principal accounting officer of FEDERAL EXPRESS CORPORATION (the "Corporation"), a Delaware corporation, does hereby constitute and appoint Frederick W. Smith and Alan B. Graf, Jr., and each of them, with full power of substitution and resubstitution, his true and lawful attorneys-in-fact and agents, with full power and authority to execute in the name and on behalf of the undersigned as such officer, the Corporation's Annual Report on Form 10-K with respect to the Corporation's fiscal year ended May 31, 1997, and any and all amendments thereto; and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes may lawfully do or cause to be done by virtue of these presents.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of June, 1997.



                                                   /s/MICHAEL W. HILLARD
                                                   ----------------------------
                                                   Michael W. Hillard


STATE OF TENNESSEE

COUNTY OF SHELBY


         I, Rosemary Morlan, a Notary Public in and for said County, in the aforesaid State, do hereby certify that Michael W. Hillard, personally known to me to be the same person whose name is subscribed to the foregoing instrument, appeared before me this day in person, and acknowledged that he signed and delivered the said instrument as his free and voluntary act, for the uses and purposes therein set forth.



                                                   /s/ROSEMARY MORLAN
                                                   ----------------------------
                                                   Notary Public

My Commission Expires:

Dec. 21, 1998